UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 3, 2026

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	001-35922	22-3755993
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

575 N. Dairy Ashford, Suite 210 Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 221-1768

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PED	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On March 3, 2026, PEDEVCO Corp. (the “Company”) issued a press release disclosing that the Company’s board of directors, with the authority previously provided to the board of directors by the majority stockholders of the Company, has approved a reverse stock split of its common stock, par value $0.001 per share (“Common Stock”) in a ratio of 1-for-20 (the “Reverse Stock Split”).

A copy of the press release is furnished hereto as Exhibit 99.1, and incorporated by reference into this Item 7.01 in its entirety.

The information in this Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1 is being furnished to the U.S. Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01. Other Events.

The Reverse Stock Split is expected to become effective at 12:01 AM ET on March 13, 2026 (the “Effective Time”). Shares of the Company’s Common Stock are expected to begin trading on a post-split, post-name change, basis on the NYSE American at the open of trading on March 13, 2026. There will be no change in the Company’s trading symbol “PED” in connection with the Reverse Stock Split, but the Company’s CUSIP number will change to 70532Y402.

No fractional shares will be issued in connection with the Reverse Stock Split. Instead, each holder of Common Stock will be entitled to receive a cash payment in lieu thereof at a price equal to the fraction of one share to which the stockholder would otherwise be entitled multiplied by the closing price per share of Common Stock on the NYSE American on the trading day immediately prior to the Effective Time.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 3, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

The inclusion of any website address in this Form 8-K, and any exhibit thereto, is intended to be an inactive textual reference only and not an active hyperlink. The information contained in, or that can be accessed through, such website is not part of or incorporated into this Form 8-K.

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Forward-Looking Statements

The press release furnished as Exhibit 99.1, to this Current Report on Form 8-K, contains forward-looking statements within the safe harbor provisions under the federal securities laws, including The Private Securities Litigation Reform Act of 1995, and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to the Company’s current expectations and are subject to the limitations and qualifications set forth in the press release as well as in the Company’s other filings with the Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements. These statements also involve known and unknown risks, which may cause the results of the Company and its subsidiaries to be materially different than those expressed or implied in such statements, as described in greater detail in the press release furnished as Exhibit 99.1. Accordingly, readers should not place undue reliance on any forward-looking statements. Forward-looking statements may include comments as to the Company’s beliefs and expectations as to future financial performance, events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the Company’s control. More information on potential factors that could affect the Company’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, filed with the SEC and available at www.sec.gov and the Company’s website at https://www.PEDEVCO.com/ped/sec_filings, and specifically including the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025. Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDEVCO CORP.

Date: March 3, 2026	By:	/s/ J. Douglas Schick
J. Douglas Schick
President and Chief Executive Officer

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